INTERCAPITAL INSURED MUNICIPAL SECURITIES
Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS October 31, 1997

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Insured Municipal Securities (IMS) for the fiscal year ended October 31, 1997.

Stimulated by a resurgence of consumer spending in late 1996, the economy grew at a rapid pace in the first quarter of 1997. This prompted the Federal Reserve Board to tighten its monetary policy in March in a preemptive move against a possible increase in the rate of inflation. Economic growth slowed in the second quarter and the bond market rallied. In addition to more moderate economic growth, low inflation and stable monetary policy, the bond rally through July was supported by a shrinking federal budget deficit and a strong dollar. However, by August the bond market retreated on fears that stronger employment conditions might prompt the Federal Reserve Board to tighten further. Yields declined in October when turmoil in the global stock markets precipitated "flight-to-quality" demand for U.S. Treasuries.

                             BOND YIELDS 1994-1997

                                                         INSURED MUNICIPAL
                    30-YEAR INSURED   30-YEAR U.S.        REVENUE YIELDS
                       MUNICIPAL        TREASURY       AS A PERCENTAGE OF U.S.
                    REVENUE YIELDS       YIELDS           TREASURY YIELDS
                    --------------       ------           ---------------
December 1993            5.4 %            6.34%                85.17%
January 1994             5.4              6.24                 86.54
February 1994            5.8              6.66                 87.09
March 1994               6.4              7.09                 90.27
April 1994               6.35             7.32                 86.75
May 1994                 6.25             7.43                 84.12
June 1994                6.5              7.61                 85.41
July 1994                6.25             7.39                 84.57
August 1994              6.3              7.45                 84.56
September 1994           6.55             7.81                 83.87
October 1994             6.75             7.96                 84.8
November 1994            7                8                    87.5
December 1994            6.75             7.88                 85.66
January 1995             6.4              7.7                  83.12
February 1995            6.15             7.44                 82.66
March 1995               6.15             7.43                 82.77
April 1995               6.2              7.34                 84.47
May 1995                 5.8              6.66                 87.09
June 1995                6.1              6.62                 92.15
July 1995                6.1              6.86                 88.92
August 1995              6                6.66                 90.09
September 1995           5.95             6.48                 91.82
October 1995             5.75             6.33                 90.84
November 1995            5.5              6.14                 89.58
December 1995            5.35             5.94                 90.07
January 1996             5.4              6.03                 89.55
February 1996            5.6              6.46                 86.69
March 1996               5.85             6.66                 87.84
April 1996               5.95             6.89                 86.36
May 1996                 6.05             6.99                 86.55
June 1996                5.9              6.89                 85.63
July 1996                5.85             6.97                 83.93
August 1996              5.9              7.11                 82.98
September 1996           5.7              6.93                 82.25
October 1996             5.65             6.64                 85.09
November 1996            5.5              6.35                 86.61
December 1996            5.6              6.63                 84.46
January 1997             5.7              6.79                 83.95
February 1997            5.65             6.8                  83.09
March 1997               5.9              7.1                  83.1
April 1997               5.75             6.94                 82.85
May 1997                 5.65             6.91                 81.77
June 1997                5.6              6.78                 82.6
July 1997                5.3              6.3                  84
August 1997              5.5              6.61                 83
September 1997           5.4              6.4                  84.4
October 1997             5.35%            6.15%                86.9 %

INTERCAPITAL INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields but with less volatility. Long-term insured revenue index yields increased from 5.65 percent to 5.90 percent between October 1996 and March 1997. The bond rally over the past seven months pushed 30-year yields down to 5.35 percent by the end of October 1997. Yields on one-year notes were little changed at 3.75 percent over the 12-month period. Consequently, the yield pickup for extending maturities from 1 to 30 years narrowed from 190 basis points to 160 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields rose from 83 percent at the end of March 1997 to 87 percent in October. A rising ratio means that municipals have underperformed Treasuries and have become relatively more attractive. Over the past four years, this ratio has annually ranged from an average low of 83 percent to an average high of 90 percent.

New-issue underwriting volume was slightly ahead in the first half of 1997. The decline in interest rates subsequently led to a surge in refunding activity. As a result, new-issue municipal volume was up 17 percent during the first 10 months of 1997. Refundings accounted for more than 25 percent of total volume.

PERFORMANCE

During the fiscal year ended October 31, 1997, the Trust's net asset value
(NAV) improved from $15.08 to $15.54. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.81 per share, the Trust's total NAV return was 9.25 percent. IMS's market price on the New York Stock Exchange increased from $13.125 to $14.375 per share.


LARGEST SECTORS AS OF OCTOBER 31, 1997
(% OF NET ASSETS)

Electric ......................... 24%
Transportation ................... 19%
General Obligation ............... 13%
Hospital ......................... 13%
Education.........................  7%
All Others ....................... 24%

Portfolio Structure is subject to change.


CREDIT ENHANCEMENTS AS OF OCTOBER 31, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

AMBAC ............................. 35%
Connie Lee ........................  2%
FGIC .............................. 15%
MBIA .............................. 43%

Portfolio structure is subject to change.

INTERCAPITAL INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

Based on this change in market price plus reinvestment of tax-free dividends, the Trust's total market return was 16.12 percent. On October 31, 1997, IMS traded at a 7 percent discount to NAV.

Monthly dividends for the fourth quarter of 1997 declared in September remained unchanged at $0.0675 per share. Over the past twelve months the level of undistributed net investment income decreased from $0.090 per share to $0.083 per share.

PORTFOLIO STRUCTURE

IMS remained fully invested in long-term municipal bonds during the period. Investments were diversified among 11 long-term sectors and 36 credits. The Trust's weighted average maturity and call protection were 22 and 7 years, respectively. To assure the timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance or U.S. government-guaranteed securities.

LOOKING AHEAD

So far this year, long-term municipal bonds have followed the trend of Treasuries toward lower yields. The recent enactment of the Taxpayer Relief Act of 1997 did not impact municipals directly and the long-term benefits of tax-exempt income have remained intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the 12-month period ended October 31, 1997, the Trust purchased and retired 228,000 shares of common stock at a weighted average market discount of 9.37 percent.

We appreciate your ongoing support of InterCapital Insured Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL SECURITIES
RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *
On May 20, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Wayne E. Hedien

    For.........  7,268,822
    Withheld  ..    161,643

Dr. Manuel H. Johnson

    For.........  7,260,523
    Withheld  ..    169,942

John L. Schroeder

    For.........  7,267,110
    Withheld  ..    163,355

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael
E. Nugent and
Philip J. Purcell.

(2) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER,
    DISCOVER & CO.:

    For........  7,029,304
    Against  ..     84,973
    Abstain  ..    316,188

(3) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT
    ACCOUNTANTS:

    For........  7,153,213
    Against  ..     30,408
    Abstain  ..    246,844

INTERCAPITAL INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS (97.6%)
            General Obligation (13.0%)
 $  3,920   Kodiak Island Borough, Alaska, Ser 1994 A (AMBAC) ...............  5.50 %   02/15/14  $  3,969,470
    3,000   Moulton-Niguel Water District, California, 1993 Refg (MBIA)  ....  5.00     09/01/19     2,876,670
    3,000   Chicago, Illinois, Refg Ser 1993 B (AMBAC) ......................  5.125    01/01/22     2,897,010
    8,000   Washoe County School District, Nevada, Ltd Tax Ser 04/01/94 A
             (MBIA)  ........................................................  5.75     06/01/13     8,317,440
-----------                                                                                       --------------
   17,920                                                                                           18,060,590
-----------                                                                                       --------------
            Educational Facilities Revenue (6.8%)
    2,000   Chicago State University, Illinois, Ser 1994 (MBIA) .............  6.15     12/01/23     2,124,160
    2,000   New York State Dormitory Authority, Fordham University Ser 1994
             (FGIC) .........................................................  5.50     07/01/23     2,010,780
    2,000   Rhode Island Health & Educational Building Corporation,
             Providence College Ser 1993 (MBIA) .............................  5.60     11/01/22     2,019,240
    3,000   Wisconsin Health & Educational Facilities Authority, Marquette
             University Ser 1994 (FGIC) .....................................  6.45     12/01/19     3,272,160
-----------                                                                                       --------------
    9,000                                                                                            9,426,340
-----------                                                                                       --------------
            Electric Revenue (23.8%)
    4,000   Anchorage, Alaska, Refg Ser 1993 (MBIA) .........................  6.20     12/01/13     4,260,200
    5,000   Sacramento Municipal Utility District, California, Refg 1994 Ser
             I (MBIA) .......................................................  6.00     01/01/24     5,283,450
    3,000   Municipal Electric Authority of Georgia, Power Ser EE (AMBAC) ...  6.00     01/01/22     3,165,960
    5,000   Kansas City, Kansas, Utility Refg & Impr Ser 1994 (FGIC) ........  6.375    09/01/23     5,516,850
    2,745   Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
             (MBIA) .........................................................  5.375    01/01/25     2,790,155
    4,000   Utah Municipal Power Agency, Refg Ser 1993 A (FGIC) .............  5.25     07/01/18     3,886,720
    5,000   Bedford, Virginia, Hydro Ser 1994 (AMBAC) .......................  5.25     06/01/25     4,878,800
    3,000   Tacoma, Washington, Refg 1994 (FGIC) ............................  6.25     01/01/15     3,244,230
-----------                                                                                       --------------
   31,745                                                                                           33,026,365
-----------                                                                                       --------------
            Hospital Revenue (13.1%)
    3,000   Morgan County Health Care Authority, Alabama, Decatur General
             Hospital Ser 1994 (Connie Lee) .................................  6.375    03/01/24     3,239,670
    4,000   California Statewide Communities Development Authority, Sharp
             Health Care COPs (MBIA) ........................................  6.00     08/15/24     4,211,560
    3,000   Volusia County Health Facilities Authority, Florida, Memorial
             Health Refg & Impr Ser 1994 (AMBAC) ............................  5.75     11/15/20     3,078,540
    1,500   Illinois Health Facilities Authority, University of Chicago
             Hospital Ser 1994 (MBIA) .......................................  6.125    08/15/21     1,577,295
    3,000   Massachusetts Health & Educational Facilities Authority, Lahey
             Clinic Medical Center Ser B (MBIA) .............................  5.375    07/01/23     2,908,410
    3,000   New Hampshire Higher Educational & Health Facilities Authority,
             The Hitchcock Clinic Ser 1994 (MBIA) ...........................  6.00     07/01/24     3,127,230
-----------                                                                                       --------------
   17,500                                                                                           18,142,705
-----------                                                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (5.4%)
  $  5,550  Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
             Ser 1992 (AMT)(MBIA) ...........................................  6.55 %   12/01/22   $  6,033,683
     1,500  Pennsylvania Industrial Development Authority, Ser 1994 (AMBAC) .  5.50     01/01/14      1,524,525
-----------                                                                                       --------------
     7,050                                                                                            7,558,208
-----------                                                                                       --------------
            Mortgage Revenue -Multi-Family (2.3%)
     3,000  Los Angeles Community Redevelopment Agency, California,
             Refg Ser 1994 A (AMBAC) ........................................  6.55     01/01/27      3,170,100
-----------                                                                                       --------------
            Public Facilities Revenue (2.3%)
     1,000  Hillsborough County School Board, Florida, Ser 1994 COPs (MBIA) .  6.00     07/01/14      1,068,110
     2,000  Michigan Municipal Bond Authority, Ser 1994 A (FGIC) ............  6.00     12/01/13      2,133,960
-----------                                                                                       --------------
     3,000                                                                                            3,202,070
-----------                                                                                       --------------
            Transportation Facilities Revenue (18.6%)
     5,000  San Francisco Airports Commission, California, San Francisco
             Int'l Airport Second Ser Refg (MBIA) ...........................  6.75     05/01/20      5,595,050
     3,000  Atlanta, Georgia, Airport Ser 1994 B (AMT)(AMBAC) ...............  6.00     01/01/21      3,127,410
     2,000  Hawaii, Airports Third Refg Ser of 1994 (AMT)(AMBAC) ............  5.75     07/01/09      2,111,500
            Chicago Midway Airport, Illinois,
     3,000   1994 Ser A (AMT)(MBIA) .........................................  6.25     01/01/14      3,201,000
     3,000   1994 Ser A (AMT)(MBIA) .........................................  6.25     01/01/24      3,176,490
     5,000  Regional Transportation Authority, Illinois, Ser 1994 A (AMBAC) .  6.25     06/01/24      5,380,900
     3,000  Pennsylvania Turnpike Commission, Oil Franchise Tax Ser A of
             1994 (AMBAC) ...................................................  6.00     12/01/19      3,183,000
-----------                                                                                       --------------
    24,000                                                                                           25,775,350
-----------                                                                                       --------------
            Water & Sewer Revenue (2.9%)
     4,000  Los Angeles, California, Wastewater Refg Ser 1993 A (MBIA) ......  5.70     06/01/20      4,091,120
-----------                                                                                       --------------
            Other Revenue (3.7%)
     5,000  Indianapolis, Indiana, Gas Utility Refg Ser 1994 A (AMBAC) ......  5.875    06/01/24      5,171,550
-----------                                                                                       --------------
            Refunded (5.7%)
     5,000  Central Coast Water Authority, California, Ser 1992 (AMBAC) .....  6.60     10/01/02++    5,621,250
     2,255  Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
             (MBIA)(ETM) ....................................................  5.375    01/01/25      2,298,341
-----------                                                                                       --------------
     7,255                                                                                            7,919,591
-----------                                                                                       --------------
   129,470  TOTAL MUNICIPAL BONDS (Identified Cost $124,718,518) .................................  135,543,989
-----------                                                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            SHORT-TERM MUNICIPAL OBLIGATION (0.5%)
  $    700  St Charles Parish, Louisiana, Shell Oil Co Refg Ser 1995 (Demand
             11/03/97) (Identified Cost $700,000) ...........................  4.00*%   10/01/25   $    700,000
-----------                                                                                       --------------
  $130,170  TOTAL INVESTMENTS (Identified Cost $125,418,518) (a) .....................     98.1%    136,243,989
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................      1.9       2,696,667
                                                                                      ----------- --------------
            NET ASSETS ...............................................................    100.0%   $138,940,656
                                                                                      =========== ==============

------------
AMT          Alternative Minimum Tax.
COPs         Certificates of Participation.
ETM          Escrowed to maturity.
*            Current coupon of variable rate demand obligation.
++           Prerefunded to call date shown.
(a)          The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $10,825,471.

Bond Insurance:
--------------
AMBAC        AMBAC Indemnity Corporation.
Connie Lee   Connie Lee Insurance Company.
FGIC         Financial Guaranty Insurance Company.
MBIA         Municipal Bond Investors Assurance Corporation.

GEOGRAPHIC SUMMARY OF INVESTMENTS
Based on Market Value as a Percent of Net Assets
October 31, 1997

Alabama           2.3%
Alaska            5.9
California       22.2
Florida           3.0
Georgia           4.5
Hawaii            5.9
Illinois         13.2
Indiana           3.7
Kansas            4.0%
Louisiana         0.5
Massachusetts     2.1
Michigan          1.5
Nevada            6.0
New Hampshire     2.3
New York          1.4
Pennsylvania      3.4
Rhode Island      1.5%
South Carolina    3.7
Utah              2.8
Virginia          3.5
Washington        2.3
Wisconsin         2.4
                ------
Total            98.1%
                ======

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $125,418,518) .......................................    $136,243,989
Cash ..................................................................         130,874
Interest receivable ...................................................       2,648,646
Deferred organizational expenses ......................................          11,684
Prepaid expenses ......................................................           4,389
                                                                         --------------
  TOTAL ASSETS ........................................................     139,039,582
                                                                         --------------
LIABILITIES:
Investment management fee payable .....................................          46,456
Accrued expenses ......................................................          52,470
                                                                         --------------
  TOTAL LIABILITIES ...................................................          98,926
                                                                         --------------
  NET ASSETS ..........................................................    $138,940,656
                                                                         ==============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, none issued) ....................         --
                                                                         --------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 8,940,013 shares outstanding) ........................    $127,529,898
Net unrealized appreciation ...........................................      10,825,471
Accumulated undistributed net investment income .......................         742,961
Accumulated net realized loss .........................................        (157,674)
                                                                         --------------
  TOTAL NET ASSETS ....................................................    $138,940,656
                                                                         ==============
NET ASSET VALUE PER COMMON SHARE
 ($138,940,656 divided by 8,940,013 common shares outstanding)  .......    $      15.54
                                                                         ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1997

NET INVESTMENT INCOME:
INTEREST INCOME .......................   $ 7,879,890
                                         ------------
EXPENSES
Investment management fee .............       480,886
Professional fees .....................        51,765
Transfer agent fees and expenses  .....        33,389
Shareholder reports and notices  ......        23,740
Registration fees .....................        16,639
Trustees' fees and expenses ...........        14,301
Organizational expenses ...............         8,794
Custodian fees ........................         6,990
Other .................................        10,865
                                         ------------
  TOTAL EXPENSES ......................       647,369
Less: expense offset ..................        (6,952)
                                         ------------
  NET EXPENSES ........................       640,417
                                         ------------
  NET INVESTMENT INCOME ...............     7,239,473
                                         ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .....................       131,121
Net change in unrealized appreciation       3,794,121
                                         ------------
  NET GAIN ............................     3,925,242
                                         ------------
NET INCREASE ..........................   $11,164,715
                                         ============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE YEAR      FOR THE YEAR
                                                            ENDED            ENDED
                                                      OCTOBER 31, 1997  OCTOBER 31, 1996
----------------------------------------------------  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ...............................   $  7,239,473      $  7,424,778
Net realized gain ...................................        131,121           180,188
Net change in unrealized appreciation ...............      3,794,121           875,821
                                                      ---------------- ----------------
  NET INCREASE ......................................     11,164,715         8,480,787
Dividends to common shareholders from net investment
 income .............................................     (7,321,738)       (7,538,749)
Decrease from transactions in common shares of
 beneficial interest ................................     (3,143,148)       (4,438,777)
                                                      ---------------- ----------------
  NET INCREASE (DECREASE) ...........................        699,829        (3,496,739)
NET ASSETS:
Beginning of period .................................    138,240,827       141,737,566
                                                      ---------------- ----------------
  END OF PERIOD
  (Including undistributed net investment income of
  $742,961 and $828,798, respectively) ..............   $138,940,656      $138,240,827
                                                      ================ ================


                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

INTERCAPITAL INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $44,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $1,912,962.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $1,400.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees,

INTERCAPITAL INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption. The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                             CAPITAL
                                                                                                             PAID IN
                                                                                                            EXCESS OF
                                                                                   SHARES     PAR VALUE     PAR VALUE
                                                                                ----------- -----------  --------------
Balance, October 31, 1995 .....................................................  9,505,013     $95,050    $135,013,201
Treasury shares purchased and retired (weighted average discount 12.28%)*......   (337,000)     (3,370)     (4,435,407)
                                                                                ----------- -----------  --------------
Balance, October 31, 1996 .....................................................  9,168,013      91,680     130,577,794
Treasury shares purchased and retired (weighted average discount 9.37%)*.......   (228,000)     (2,280)     (3,140,868)
                                                                                ----------- -----------  --------------
Balance, October 31, 1997 .....................................................  8,940,013     $89,400    $127,436,926
                                                                                =========== ===========  ==============

------------
*     The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1997, the Trust utilized approximately $131,000 of its net capital loss carryover. At October 31, 1997, the Trust had a net capital loss carryover of approximately $158,000, which may be used through October 31, 2003 to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 23, 1997, the Trust declared the following dividends from net investment income:

    AMOUNT            RECORD                PAYABLE
   PER SHARE           DATE                  DATE
-------------  -------------------- ---------------------
    $0.0675      November 7, 1997      November 21, 1997
    $0.0675      December 5, 1997      December 19, 1997

INTERCAPITAL INSURED MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                        FOR THE PERIOD
                                                    FOR THE YEAR ENDED OCTOBER 31**   FEBRUARY 28, 1994*
                                                   ----------------------------------      THROUGH
                                                      1997        1996       1995     OCTOBER 31, 1994**
-------------------------------------------------  ---------- ----------  ---------- ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............   $ 15.08    $ 14.91     $ 13.20        $ 14.06
                                                   ---------- ----------  ---------- ------------------
Net investment income.............................      0.80       0.80        0.79           0.44
Net realized and unrealized gain (loss)...........      0.43       0.11        1.58          (0.93)
                                                   ---------- ----------  ---------- ------------------
Total from investment operations..................      1.23       0.91        2.37          (0.49)
                                                   ---------- ----------  ---------- ------------------
Less dividends from net investment income ........     (0.81)     (0.81)      (0.75)         (0.38)
                                                   ---------- ----------  ---------- ------------------
Anti-dilutive effect of acquiring treasury
 shares...........................................      0.04       0.07        0.09           0.05
                                                   ---------- ----------  ---------- ------------------
Offering costs charged against capital............      --         --          --            (0.04)
                                                   ---------- ----------  ---------- ------------------
Net asset value, end of period....................   $ 15.54    $ 15.08     $ 14.91        $ 13.20
                                                   ========== ==========  ========== ==================
Market value, end of period.......................   $14.375    $13.125     $12.625        $11.125
                                                   ========== ==========  ========== ==================
TOTAL INVESTMENT RETURN+..........................     16.12%     10.52%      20.61%        (23.56)%(1)
RATIOS TO AVERAGE NET ASSETS:
Total expenses ...................................      0.47%      0.49%(3)    0.54%(3)       0.51%(2)
Net investment income.............................      5.27%      5.32%       5.51%          4.69%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...........  $138,941   $138,241    $141,738       $132,377
Portfolio turnover rate ..........................      --            1%       --             --

------------
*      Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect effect of expense offset of 0.01%.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL INSURED MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Insured Municipal Securities (the "Trust") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 28, 1994 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 12, 1997

-------------------------------------------------------------------------------
                     1997 FEDERAL TAX NOTICE (unaudited)

For the year ended October 31, 1997, all of the Trust's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.
-------------------------------------------------------------------------------

TRUSTEES
----------------------------------------------

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------------------

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------------------

Dean Witter Trust FSB
Harborside Financial Center -Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------------------

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------------------

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


INTERCAPITAL
INSURED
MUNICIPAL
SECURITIES

ANNUAL REPORT
OCTOBER 31, 1997